                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                          __________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 7, 1999
                                                           ------------



                            CREATIVE COMPUTERS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                                    --------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)



            0-25790                                 95-4518700
            -------                                 ----------
   (Commission File Number)           (I.R.S. Employer Identification No.)


                             2555 West 190th Street
                          Torrance, California  90504
                          ---------------------------
              (Address of Principal Executive Offices) (Zip Code)



                                 (310) 354-5600
                                 --------------
                        (Registrant's telephone number,
                              including area code)

Item 2.  Acquisition or Disposition of Assets.

     On June 7, 1999, Creative Computers, Inc. (the "Company") distributed (the "Distribution") to the holders of the Company's common stock of all of the 7,329,883 shares of common stock of uBid, Inc. ("uBid") owned by the Company, representing approximately 80.1% of the outstanding stock of uBid. The Distribution was made to stockholders of record as of May 24, 1999 (the "Record Date"). Each of the holders of the Company's common stock entitled to the Distribution received approximately .70488 shares of uBid common stock for each share of the Company's common stock outstanding on the Record Date.

     No fractional shares were issued in connection with the Distribution. In lieu of receiving fractional shares, each record holder of the Company's common stock who would otherwise have been entitled to receive a fractional interest received cash representing such record holder's pro-rata interest in the net proceeds of the sale by the distribution agent of the aggregated fractional shares in the open market.

     Stockholders were not required to pay any cash or other consideration or surrender or exchange shares of Company common stock in order to receive shares of uBid common stock in the Distribution.

     The discussion regarding the nature of material relationships between the persons who received the Distribution and the registrant and its affiliates, directors and officers of the registrant, and any associate of any such director or officer, is included in the information statement (the "Information Statement") dated May 26, 1999, under the caption entitled "Transactions between the Company and uBid," and is incorporated herein by reference. The Information Statement was filed as Exhibit 99.1 to the Company's Report on Form 8-K dated May 27, 1999.

Item 7.  Financial Statements and Exhibits.

     (b) Pro Forma Financial Information

     The unaudited pro forma consolidated financial information of the Company, included in Item 7(b) of this Report, is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and the unaudited consolidated financial statements and notes thereto appearing in the Company's Form 10-Q for the period ended March 31, 1999. The accompanying unaudited pro forma consolidated balance sheet gives effect to the distribution (the "Distribution") of the common stock of uBid as if the Distribution had occurred on March 31, 1999. The accompanying unaudited pro forma consolidated statements of operations gives effect to the Distribution as if the Distribution had occurred on January 1, 1998.

     The pro forma financial statements are not necessarily indicative of the current or future financial position or results of operations of the Company and such statements should be read in the context of the Company's historical consolidated financial statements. The pro forma adjustments are based upon information currently available to the Company and contain estimates and assumptions. Management believes that the estimates and assumptions provide a reasonable basis for presenting the significant effects of the Distribution and that the pro forma adjustments give appropriate effect to these estimates and assumptions and are properly applied in the pro forma financial statements.

                           CREATIVE COMPUTERS, INC.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 1999
                        (in thousands except share data)

                                                             Company         uBid           Pro Forma          Company
                                                           as Reported    as Reported    Adjustments (1)      Pro Forma
                                                           -----------    -----------    ---------------      ---------
Assets
Current assets:
Cash and cash equivalents                                     $ 27,906       $ 25,909        $                  $  1,997
Accounts receivable, net of allowance for
 doubtful accounts                                              40,605            482                             40,123
Due from uBid                                                        -              -            910 (7)             910 (7)
Inventories                                                     43,688          7,981                             35,707
Prepaid expenses and other current assets                        3,207            164                              3,043
Income tax refund receivable                                       187              -                                187
Deferred income taxes                                            4,978              -                              4,978
                                                              --------       --------        -------            --------
  Total current assets                                         120,571         34,536            910              86,945

Notes receivable from uBid                                                                     3,331 (7)           3,331
Property, plant and equipment, net                              15,615          1,165                             14,450
Goodwill, net                                                   12,198              -                             12,198
Deferred income taxes                                            1,262              -                              1,262
Other assets                                                       104              -                                104
                                                              --------       --------        -------            --------
                                                              $149,750       $ 35,701        $ 4,241            $118,290
                                                              ========       ========        =======            ========
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable                                              $ 61,493       $ 12,275        $                  $ 49,218
Accrued expenses and other current liabilities                  13,237          3,019                             10,218
Due to the Company                                                   -            910            910 (7)               -
Line of credit                                                   4,500              -                              4,500
Capital leases - current portion                                   229              -                                229
Notes payable - current portion                                      6              -                                  6
                                                              --------       --------        -------            --------
  Total current liabilities                                     79,465         16,204            910              64,171

Capital leases                                                     238              -                                238
Notes payable to the Company                                         -          3,331                                  -
Notes payable                                                      155              -          3,331 (7)             155
                                                              --------       --------        -------            --------
  Total liabilities                                             79,858         19,535          4,241              64,564

Minority interest                                                3,041              -         (3,041)(3)               -

Stockholders' equity:
Common stock, $.001 par value; 15,000,000 shares
 authorized; 10,375,893 shares issued and outstanding               11              2              2 (5)              11
Additional paid-in capital                                      83,944         29,998          3,039 (3)(4)(5)    56,985
Treasury stock, at cost                                            (91)             -                                (91)
Retained earnings (accumulated deficit)                        (17,013)       (13,834)             -              (3,179)
                                                              --------       --------        -------            --------
  Total stockholders' equity                                    66,851         16,166          3,041              53,726

                                                              $149,750       $ 35,701        $ 4,241            $118,290
                                                              ========       ========        =======            ========

      See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                            CREATIVE COMPUTERS, INC.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1998
                     (in thousands, except per share data)

                                                     Company          uBid        Company     Pro Forma            Company
                                                   as Reported    as Reported    Adjusted    Adjustments (2)      Pro Forma
                                                   -----------    -----------    --------    -----------          ---------
Net sales                                             $690,238       $ 48,232    $642,006        $                 $642,006
Cost of sales                                          612,566         44,257     568,309                           568,309
Retail store closure inventory reserves                  3,679              -       3,679                             3,679
                                                      --------       --------    --------        -------          ---------
  Gross profit                                          73,993          3,975      70,018                            70,018

Selling, general and administrative expenses            85,519          8,707      76,812                            76,812

Expenses related to retail store closures                6,773              -       6,773                             6,773

uBid stock-based compensation                            5,267          5,267           -                                 -
                                                      --------       --------    --------        -------          ---------
Income (loss) from operations                          (23,566)        (9,999)    (13,567)                          (13,567)

Interest income (expense)                                 (461)          (170)       (291)                             (291)
                                                      --------       --------    --------        -------          ---------
Income (loss) before income taxes                      (24,027)       (10,169)    (13,858)                          (13,858)

Income tax provision (benefit)                          (5,034)             -      (5,034)                           (5,034)
                                                      --------       --------    --------        -------          ---------
Income (loss) before minority interest                 (18,993)       (10,169)     (8,824)                           (8,824)

Minority interest                                        1,198              -       1,198         (1,198)   (3)           -
                                                      --------       --------    --------        -------          ---------
Income (loss) from continuing operations               (17,795)      $(10,169)     (7,626)        (1,198)            (8,824)
                                                                     ========
Income (loss) from discontinued
  operations (net of taxes)                                  -                    (10,169)        10,169    (6)           -
                                                      --------                   --------        -------          ---------
Net income (loss)                                     $(17,795)                  $(17,795)       $ 8,971           $ (8,824)
                                                      ========                   ========        =======          =========
Earnings (loss) per share
  Continuing operations                                 $(1.75)                    $(0.75)                           $(0.87)
  Discontinued operations                                    -                      (1.00)                                -
                                                      --------                   --------                         ---------
                                                        $(1.75)                    $(1.75)                           $(0.87)
                                                      ========                   ========                         =========
Weighted average number of shares outstanding           10,176                     10,176                            10,176
                                                      ========                   ========                         =========

      See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                           CREATIVE COMPUTERS, INC.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   For The Three Months Ended March 31, 1999
                     (in thousands, except per share data)

                                                     Company         uBid        Company     Pro Forma         Company
                                                   as Reported    as Reported    Adjusted    Adjustments (2)   Pro Forma
                                                   -----------    -----------    --------    -----------       ---------
Net sales                                          $210,603       $34,314        $176,289    $                 $ 176,289
Cost of sales                                       187,588        31,337         156,251                        156,251
                                                    -------       -------       ---------       -------        ---------
Gross profit                                         23,015         2,977          20,038                         20,038
Selling, general and administrative expenses         25,006         5,645          19,361                         19,361
uBid stock-based compensation                           885           885               -                              -
                                                   --------       -------       ---------       -------        ---------
Income (loss) from operations                        (2,876)       (3,553)            677                            677
Interest income (expense)                               150           201             (51)                           (51)
                                                   --------       -------       --------        -------        ---------
Income (loss) before income taxes                    (2,726)       (3,352)           626                             626
Income tax provision (benefit)                          238             -            238                             238
                                                   --------       -------       --------        -------        ---------
Income (loss) before minority interest               (2,964)       (3,352)           388                             388
Minority interest                                       667             -            667           (667) (3)           -
                                                   --------       -------       --------        -------        ---------
Income (loss) from continuing operations             (2,297)      $(3,352)         1,055           (667)             388
                                                                  =======
Income (loss) from discontinued
  operations (net of taxes)                               -                       (3,352)         3,352 (6)            -
                                                   --------                     --------        -------        ---------
Net income (loss)                                  $ (2,297)                    $ (2,297)       $ 2,685        $     388
                                                   ========                     ========        =======        =========
Earnings (loss) per share - Basic
  Continuing operations                            $  (0.22)                    $   0.10                       $    0.04
  Discontinued operations                                 -                        (0.32)                              -
                                                   --------                     --------                       ---------
                                                   $  (0.22)                    $  (0.22)                      $    0.04
                                                   ========                     ========                       =========
Earnings (loss) per share - Diluted
  Continuing operations                                                         $   0.10                       $    0.04
  Discontinued operations                                                          (0.32)                              -
                                                                                --------                       ---------
                                                                                $  (0.22)                      $    0.04
                                                                                ========                       =========
Weighted average number of shares outstanding
  Basic                                              10,340                       10,340                          10,340
                                                   ========                     ========                       =========
  Diluted                                                                         10,814                          10,814
                                                                                ========                       =========

      See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                            CREATIVE COMPUTERS, INC.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1998
                     (in thousands, except per share data)

                                                     Company        uBid        Company      Pro Forma         Company
                                                    as Reported  as Reported    Adjusted    Adjustments (2)   Pro Forma
                                                    -----------  -----------    --------    -----------       ---------
Net sales                                           $164,134     $ 2,075        $162,059    $                 $162,059
Cost of sales                                        147,878       1,891         145,987                       145,987
Retail store closure inventory reserves                3,679           -           3,679                         3,679
                                                    --------     -------        --------       -------        --------
Gross profit                                          12,577         184          12,393                        12,393

Selling, general and administrative expenses          26,377       1,048          25,329                        25,329
Expenses related to retail store closures              6,773           -           6,773                         6,773
uBid stock-based compensation                              -           -               -             -               -
                                                    --------     -------        --------       -------        --------
Income (loss) from operations                        (20,573)      (864)         (19,709)                      (19,709)
Interest income (expense)                                (87)       (31)             (56)                          (56)
                                                    --------    -------         --------       -------        --------
Income (loss) before income taxes                    (20,660)      (895)         (19,765)                      (19,765)
Income tax provision (benefit)                        (7,851)         -           (7,851)                       (7,851)
                                                    --------    -------         --------       -------        --------
Income (loss) before minority interest               (12,809)      (895)         (11,914)                      (11,914)
Minority interest                                          -          -                -                             -
                                                    --------    -------         --------       -------        --------
Income (loss) from continuing operations             (12,809)   $  (895)         (11,914)                      (11,914)
                                                                =======
Income (loss) from discontinued
 operations (net of taxes)                                 -                        (895)          895(3)            -
                                                    --------                    --------       -------        --------
Net income (loss)                                   $(12,809)                   $(12,809)      $   895        $(11,914)
                                                    ========                    ========       =======        ========
Earnings (loss) per share
  Continuing operations                             $  (1.27)                   $  (1.18)                     $  (1.18)
  Discontinued operations                                  -                       (0.09)                            -
                                                    --------                    --------                      --------
                                                    $  (1.27)                   $  (1.27)                      $ (1.18)
                                                    ========                    ========                      ========
Weighted average number of shares outstanding         10,121                      10,121                        10,121
                                                    ========                    ========                      ========

      See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                            CREATIVE COMPUTERS, INC.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 (in thousands)

(1) Reflects adjustments for the spin-off of uBid as if it had taken place as of the date presented.
(2) Reflects adjustments for the spin-off of uBid as if it had taken place at January 1, 1998.
(3)  Reflects elimination of 19.9% minority share of uBid's loss.
(4) Reflects $4,906 elimination of 19.9% minority share of proceeds from uBid's December 4, 1998 initial public offering.
(5) Reflects $2 reclassification of uBid's common stock to additional paid-in capital.
(6)  Reflects the elimination of the loss from discontinued operations.
(7)  Reflects reclassification of intercompany receivable and payable.

     (c)  Exhibits

          10.1 Separation and Distribution Agreement, dated as of December 7, 1998, by and between Creative Computers, Inc. and uBid, Inc., as amended (incorporated by reference to the Company's Report on Form 8-K, filed with the Commission on May 28, 1999).

          99.1 Information Statement dated May 26, 1999 (incorporated by reference to the Company's Report on Form 8-K, filed with the Commission on May 28, 1999).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CREATIVE COMPUTERS, INC.


Date:  June 21, 1999                By: /s/ TED SANDERS
                                        ------------------------
                                            Ted Sanders
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                               Index to Exhibits


    Exhibit                             Description
    -------                             -----------

      10.1 Separation and Distribution Agreement, dated as of December 7, 1998, by and between Creative Computers, Inc. and uBid, Inc., as amended (incorporated by reference to the Company's Report on Form 8-K, filed with the Commission on May 28, 1999).

      99.1 Information Statement dated May 26, 1999 (incorporated by reference to the Company's Report on Form 8-K, filed with the Commission on May 28, 1999).